Exhibit 10.1

AMENDMENT TWO

TO STATEMENT OF WORK #1

BETWEEN TRX, INC. AND

AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

This amendment (“Amendment Two”), dated August 31, 2012, shall serve to amend the Statement of Work #1 of the Master Service Agreement for Application Service Provider (“SOW #1”) between TRX, Inc. (“TRX”) and American Express Travel Related Services Company, Inc. (“AXP”), dated December 3, 2009 (the “Agreement”).

WITNESSETH

WHEREAS, TRX and AXP entered into that SOW #1 with an effective date of January 1, 2010, as amended, for certain CORREX Services;

NOW, THEREFORE, TRX and AXP hereby further amend SOW #1 as follows:

1.	Amendment Two shall be effective as of January 1, 2010 (“Amendment Two Effective Date”) and shall be co-terminus with the Term outlined in Section 3 of SOW #1.

2.	TRX and AXP agree that Amex Canada Inc. shall, in accordance with Section 2 of the Agreement, be deemed to be a party to SOW #1 and shall be treated as a “Amex entity” as described in such Section 2.

3.	Section 2 of Schedule 5.0 to SOW #1 is amended to add the following to the end thereof:

Service Provider agrees that where it collects, discloses, uses or otherwise has access to the personal information of a Canadian, the foregoing obligates it to comply with all applicable Canadian provincial and federal privacy laws, which in all cases shall be deemed to include the Personal Information Protection and Electronic Documents Act, as amended and as interpreted by the Office of the privacy Commissioner of Canada.

4.	Schedule 6.0 to SOW #1 is amended to add the following:

TRX Inc is not registered for any Canadian value added or sales and use taxes including the Goods and Service Tax, Harmonized Sales Tax , Quebec Sales Tax and or Provincial Sales Tax.

September 6, 2012	AXP Internal	Page 1 of 2

IN WITNESS WHEREOF, the undersigned duly authorized representatives of the parties hereto have made and entered into this Amendment Two as of the Amendment Two Effective Date.

TRX, Inc.		American Express Travel Related Services Company, Inc.

By:	/s/ David D. Cathcart	By:	/s/ Marc Washburn

Name:	David D. Cathcart	Name:	Marc Washburn

Title:	CFO 9/6	Title:	Procurement Mng.

Amex Canada Inc.

By:	/s/ Jacinthe Ladouceur

Name:	Jacinthe Ladouceur

Title:	VP SON Canada & Online NA

September 6, 2012	AXP Internal	Page 2 of 2